UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2026

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The Procter & Gamble Company
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation or organization)	001-00434 (Commission File Number)	31-0411980 (I.R.S. Employer Identification Number)
One Procter & Gamble Plaza Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)
(513) 983-1100
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock without Par Value	PG	NYSE
0.110% Notes due 2026	PG26D	NYSE
3.25% EUR Notes due 2026	PG26F	NYSE
4.875% EUR Notes due May 2027	PG27A	NYSE
1.200% Notes due 2028	PG28	NYSE
3.150% EUR Notes due 2028	PG28B	NYSE
1.250% Notes due 2029	PG29B	NYSE
1.800% Notes due 2029	PG29A	NYSE
6.250% GBP Notes due January 2030	PG30	NYSE
0.350% Notes due 2030	PG30C	NYSE
0.230% Notes due 2031	PG31A	NYSE
3.250% EUR Notes due 2031	PG31B	NYSE
5.250% GBP Notes due January 2033	PG33	NYSE
2.900% EUR Notes due 2033	PG33B	NYSE
3.200% EUR Notes due 2034	PG34C	NYSE
1.875% Notes due 2038	PG38	NYSE
0.900% Notes due 2041	PG41	NYSE
3.650% Notes due 2045	PG45	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 29, 2026, The Procter & Gamble Company (the "Company") announced that Jon R. Moeller, Executive Chairman of the Board, will retire from his position as Executive Chairman and as a member of the Board of Directors (“the Board”), effective July 31, 2026. Mr. Moeller will remain with the Company through August 14, 2026, when he will retire from the Company.

The Company also announced that Shailesh G. Jejurikar, currently President and Chief Executive Officer and a member of the Board, has been appointed Chairman of the Board, in addition to his current responsibilities, effective August 1, 2026, to serve at the pleasure of the Board.

In addition, the non-employee Directors of the Board reappointed Joseph Jimenez as the Board’s independent Lead Director.

The Company is filing the information under this item pursuant to Item 5.02, "Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers."

ITEM 7.01 REGULATION FD DISCLOSURE

The Company issued a news release on July 29, 2026, announcing Mr. Moeller’s retirement and Mr. Jejurikar’s appointment. A copy of this news release is furnished as Exhibit 99.1

The Company is furnishing the information under this item, including Exhibit 99.1, pursuant to Item 7.01, "Regulation FD Disclosure."

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Dividend News Release by The Procter & Gamble Company dated July 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 29th day of July, 2026.

THE PROCTER & GAMBLE COMPANY

By:	/s/ Sandra T. Lane
Name:	Sandra T. Lane
Title:	Assistant Secretary

INDEX TO EXHIBIT(S)

99.1 - Executive Changes News Release by The Procter & Gamble Company dated July 29, 2026.